Investor Presentation December 2015 EXE Exhibit 99.1

Cautionary Statements

Forward-Looking
Statements
This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “outlook,” “plan,”
“potential,” “project,” “projection,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company’s prospectus and subsequent quarterly reports on Form 10-Q under the sections titled “Risk Factors,”
“Cautionary Note Regarding Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and
Results of Operations.”
Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.
You should not place undue reliance on
these statements. We have based these forward-looking statements on our current expectations and projections about future events.
Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.
Note
Regarding
Non-GAAP
Measures
In this presentation, we include certain supplemental financial measures, including EBITDA, Adjusted EBITDA, Pro Forma Net Income and Pro Forma Diluted Net Income per Share, restaurant contribution and restaurant contribution margin, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”).
We use these measures in
addition
to
net
income
and
operating
income
to
assess
our
performance
and
believe
it
is
important
for
investors
to
be
able
to
evaluate
the company using the same measures used by our management.
You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies.
In addition, these measures have
limitations
as
analytical
tools
and
should
be
considered
only
in
conjunction
with
our
financial
results
reported
under
GAAP,
and
not
in
isolation.
See
the
Appendix
for
a
reconciliation
of
each
non-GAAP
financial
measure
included
in
this
presentation
to
its
directly
comparable GAAP measurement.
For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our quarterly report on Form 10-Q for the quarter ended September 27, 2015, under the captions “Key Performance
Indicators.”

Introduction to Bojangles’

$1+ Billion Iconic Brand with a 38 Year History

Strong  and
Consistent
Financial
Performance
Significant
Scale
1
3
11
73
31
57
50
295
126
1
5
Note:
Map does not include 3 franchised restaurants in Honduras.
Note: Please see our quarterly report on Form 10-Q for the quarter ended September 27, 2015 for more information on comparable restaurant sales growth.
Restaurant Footprint as of September 27, 2015
Core Markets
Adjacent Markets
Fast-casual quality food with QSR speed, convenience
and value
High
quality,
craveable
food
made
from
Southern
recipes
Core menu centered on famous chicken ’n biscuits
across all dayparts
Leader in breakfast –
served “all day, every day”
System-wide sales of $1+ billion in fiscal 2014
657 restaurants (42% company / 58% franchised) as of Q3 2015
22 consecutive quarters of positive comparable restaurant sales through Q3 2015
Best-in-class system-wide AUVs of $1.8 million
’11 –
’14 System-wide unit count CAGR of 7%
’11 –
’14 Adjusted EBITDA CAGR of 15%
1,400+ potential restaurants in existing footprint
3,500+ potential restaurants nationwide
Compelling new restaurant model
Continue growing comparable restaurant sales
Financial Snapshot
Differentiated
Concept
Attractive
Growth
Opportunities
1
2014 Financials
($ in mm)
Company Restaurant Revenues
$407
Franchise Royalty and Other Revenues
$24
Total Revenues
$430
% Growth
15%
System-wide Comparable Restaurant Sales Growth
4.6%
Adjusted EBITDA
$69
% Margin
16%

Unique Competitive Positioning

Quick-Service Speed & Value
Fast Casual Quality
Significant Breakfast
Speed and convenience
Attractive price point
High-quality
ingredients
Traditional food
preparation
Strong breakfast offering
Generate 38% of sales from
breakfast daypart
(1)
Fast-Casual Quality Food with QSR Speed, Convenience and Value
Combined with Breakfast Served “All Day, Every Day”
(1) Represents portion of company-operated restaurant revenues generated before 11:00 AM in fiscal 2014.

Right Time, Right Place, Right Reason

$50
$52
$54
$57
$58
$60
2014A
2015E
2016P
2017P
2018P
2019P
Chicken Category Continues to Grow
Source: Technomic, the U.S. Census Bureau and Mintel.
Note: Dollars in billions.
(1)
Note: Per Mintel, market sizes and forecasts for the breakfast restaurant report include self-reported expenditure for “breakfast/brunch”, as well as traditional breakfast foods consumed during different dayparts.
Expenditures at employer and school cafeterias, college boarding plans, and catered meals are excluded from the definition.
(2)
2000 estimate as of April 1, 2000 and 2014 estimate as of July 1, 2014.
Growing Limited Service Market
QSR CAGR:  3.6%
Breakfast Daypart
Growth
(1)
2000
2014 Population Growth
(2)
Our Primary Markets Outpacing
Rest of U.S. Population Growth
Breakfast
Daypart
Industry
CAGR:
3.9%
Fast Casual CAGR:  9.3%
$35
$54
2013A
2018P
$197
$235
2013A
2018P
23%
23%
20%
17%
15%
13%
NC
GA
SC
VA
TN
USA
$241
$77
$35
$29
$21
$20
10%
9%
2%
4%
1%
Total LSR
Burger
Pizza
Sandwich
Chicken
Mexican
2014 Select Menu Category Growth
Size of
Market

Track Record of Performance

Note:
Please
see
our
quarterly
report
on
Form
10-Q
for
the
quarter
ended
September
27,
2015
for
more
information
on
comparable
restaurant
sales
growth.
Fiscal
2012
was
a
53-week
year.
Dollars
in
millions.
$45
$55
$60
$69
2011
2012
2013
2014
$300
$349
$375
$430
2011
2012
2013
2014
22 Consecutive Quarters of Comparable Restaurant Sales Growth Across the System
196
211
225
254
312
327
352
368
508
538
577
622
2011
2012
2013
2014
System-wide
Comparable Restaurant Sales Growth
System-wide Restaurants
Total Revenues
Adjusted EBITDA
Company-Operated
Franchised
1.6%
4.0%
4.4%
2.2%
2.7%
1.6%
5.5%
10.0%
7.6%
7.1%
3.9%
1.8%
3.2%
2.2%
2.9%
1.7%
4.2%
5.3%
7.0%
7.9%
4.4%
4.1%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15

Significant Whitespace for Expansion

Note:
Map does not include three franchised restaurants in Honduras.
Note:
Current
restaurant
count
of
657
is
as
of
September
27,
2015.
1,400+
potential
restaurants
in
existing
states
and
3,500+
restaurants
nationwide
based
on
Buxton
study
and
management
estimates.
(1)
Represents potential restaurants per Buxton study.
Tremendous New Restaurant Growth Opportunity
+2.1x
Current
+5.3x
Current
Potential
(1)
Current Restaurant Base
657
1,400+
3,500+
Current
Potential in
Existing States
Nationwide
Potential

Highly Experienced Management Team

Name
Position
Yrs. with Bojangles’
Industry Yrs. Experience
Tony Hopson
SVP, Franchise Operations
8
37
Vickie Smith
SVP, Human Resources
23
43
Mike Bearss
SVP, Research & Development
12
47
Keith Rosenthal
SVP, Purchasing
28
45
Randy Icard
VP, Franchise Development
7
38
Bill Easterling
VP, Real Estate
8
32
Eric Newman
EVP, General Counsel & Secretary
31
31
Randy Poindexter
SVP, Marketing
25
37
Clifton Rutledge
President & Chief Executive Officer
2
35
Kenny Avery
SVP, Chief Operating Officer
8
36
John Jordan
SVP, Chief Financial Officer & Treasurer
10
10
The Bojangles’ Management Team Has a Total of 163 Years of Experience at Bojangles’ and 420 Years of Industry Experience,
With An Average of 14 Years at Bojangles’ and 35 Years in the Industry
Jayson
Romeo
VP, Information Technology and Strategic Planning
1
29

Culture is Our Secret Sauce

Our Culture Coach and Leadership Team are
Key Drivers of the Culture
Our Vision
We are a culture based on trust,
servant leadership and total
commitment in all that we do.
Leadership Conferences
Unit Director Leadership Conferences
Regional Restaurant-Level Rallies
Restaurant Management Team Meetings
Highly selective team member selection process
Resulted in hiring only ~5% of the applicant pool during
fiscal 2014
Commitment to team member and manager training
Promote from within if possible
Culture Instilled Throughout the Organization
Selecting and Retaining the Right People
Our Mission
Win the hearts of our customers by delivering
quality and service all day, every day.
Our Values

Deep Sense of Pride in Bojangles’

Unannounced visits to evaluate each
restaurant based on service, quality
and cleanliness
Prizes: cash prizes up to $10,000
Biscuits judged on taste, color, height,
and diameter
Prizes: trophies, cash rewards, and
ultimate bragging rights
Annual Master Biscuit
Maker Competition
Annual ShowBo
Competition

The Bo Difference

Our Investment Highlights

Iconic Brand with Loyal, Cult-Like Following
High-Quality, Craveable
Food
Diversified Daypart
Mix –
Breakfast Leader
Unique Value Proposition
Highly Productive Restaurant Base with
Strong Unit Economics
Compelling Hybrid System that Provides
Capital Efficient Growth
Strong Management Team Driving Culture
Based on People

Iconic Brand with Loyal, Cult-Like Following 14 95% Aided Brand Awareness in Core Carolina Markets “Bo Fanatics” Visit Us Multiple Times Per Week “Bo Fanatics” Are Everywhere!

It’s All About the High-Quality, Craveable
Food

Fresh, never-frozen bone-in chicken marinated for
at least 12 hours and hand-breaded
Made-from-scratch, buttermilk biscuits baked fresh
every 20 minutes all day, every day
No microwaves in restaurants
Eggs and meats prepared on the griddle
Flavorful fixin’s
prepared on the stove-top
Legendary Iced Tea steeped the old-fashioned way
Maintaining the integrity of our traditional,
Southern food

Broad Menu with Value Across All Dayparts

Core menu has remained unchanged
Multiple price points and value without a
“value” or “dollar” menu
Breakfast items served all day, every day
Strategic limited time offers and promotions
Ability to manage food costs by mix shift
80% of fiscal 2014 company restaurant
revenues generated via drive-thru and
carry-out
Breakfast
Lunch
Snack
Dinner
After Dinner
Note:
Sales
by
daypart
is
based
on
company-operated
restaurants
during
fiscal
2014.
Differentiated Daypart
Mix
2014 Sales by Daypart
38%
26%
13%
16%
7%

Roasted Chicken Bites with Green Beans,
a Biscuit and Our Legendary Iced Tea
Unique Value Proposition
17
Other Top 5 Chains:
Top 5 for Quality
Bojangles’ average check for company-operated
restaurants during fiscal year 2014 was $6.68,
on a per transaction basis.

We Own Breakfast

Source: Company filings, Wall Street estimates and publicly available information.
Note: AUVs in thousands of dollars.
(1)
Represents system-wide AUV for fiscal 2014. $681K system breakfast daypart AUV is estimated based on over 38% of company-operated restaurant revenues being generated before 11:00 AM in fiscal 2014.
Breakfast Daypart AUV
Highest Breakfast Daypart
AUV in the Industry
$681
$644
$625
$608
$496
$205
$188
Breakfast Mix:
38%
46%
25%
65%
20%
17%
15%
AUV:
$1,774
$1,400
$2,500
$936
$2,478
$1,208
$1,250
(1)
(1)

Highly Productive Restaurant Base

Note: 2012 was a 53-week year. Dollars in thousands.
System-Wide Average Unit Volume
YOY
Growth
4.2%
‘11-’14
CAGR
3.5%
$1,600
$1,716
$1,728
$1,774
$1,759
$1,832
2011
2012
2013
2014
TTM 3Q14
TTM 3Q15

Growth Strategies

New Restaurant Growth Strategy

Track Record of New Restaurant Growth
System-wide Units
Target
7
–
8%
long-term
annual
unit
growth
Development strategy focused on ~40% / 60% company-
operated and franchised mix
Franchisees expand brand reach with minimal company
capital risk
Growth primarily driven by existing franchisees
Increasing penetration of core and adjacent markets to
leverage brand awareness and media efficiency
Expanding footprint by growing contiguously
Current
(1)
and Potential Geographic Footprint
3,500+ Nationwide
1,400+ Existing
Footprint
657 Current
Core Markets
Adjacent Markets
2012
2013
2014
Gross Openings
40
46
52
% Net Growth
6%
7%
8%
(1) Current footprint as of September 27, 2015
.
538
577
622

Market Development Strategy Increasing Penetration

Leverage marketing to drive
customer “conversion”
Benefits both new and
existing restaurants
Higher impact advertising
drives traffic across the region
Expand Into New Markets
Core /
Adjacent
Increase Penetration
More Marketing Dollars
Higher AUVs
Television
Sponsorships
Radio
Billboards
Print Advertising
Social Media and Internet
Development Strategy Based on Leveraging Market Spend
and Growing Brand Awareness
Marketing Spend Across All Channels

Compelling New Restaurant Model

New Restaurant Target
Investment Cost
Utilize build-to-suit strategy and equipment lease financing to minimize upfront cash investment
Long-standing relationships with capital providers
Strong return on minimal cash investment delivers <1 year payback
Year 1
Sales
$1,500
Restaurant Contribution
(2)
$160
% of Sales
11%
Cash Flow
(3)
$110
% of Sales
7%
Cash Investment
$85
Cash-on-Cash Return
129%
Fully-Capitalized Return
(4)
18%
Item
Total
Investment
Build-to-
Suit
Financing
Equipment
Lease
Financing
Company
Cash
Investment
Building
$700
($700)
-
-
Site Development
385
(385)
-
-
Soft Costs
120
(120)
-
-
Equipment
310
-
($225)
$85
Land
630
(630)
-
-
Total
Investment
(1)
$2,145
($1,835)
($225)
$85
Note: Dollars in thousands.
(1)
Does not include preopening costs (~$60K).
(2)
Includes marketing cost allocation and excludes preopening costs.
(3)
Represents
restaurant
contribution
less
equipment
capital
leases.
After
the
60
th
month
no
further
payments
are
required
on
the
equipment
capital
leases.
(4)
For comparison purposes, fully-capitalized return is calculated using total investment cost of $1.5 million (excluding land of $630K and preopening costs of $60K) and EBITDAR of $325K less estimated rent expense for a ground lease of ~$50K (assuming a cap rate of 8%).

Healthy and Growing Franchisee Base

Long track record of franchise royalty and other franchise revenues growth
~90 franchisee entities in the system with multi-unit franchisees capable of significant expansion
Franchisee support and resources
Implemented “Grow Bo” program in 2014
Strong marketing program to new and existing franchisees
Advertisements in Well-Known Trade Publications
Franchise Royalty and Other Franchise Revenues
Well-Known in the Franchising Community
Franchised
Units:
312
327
352
368
$18
$20
$22
$24
2011
2012
2013
2014

Continue Driving Comparable Restaurant Sales Growth

Continue Building
Brand Awareness
Through Marketing
BRAND
Continue Growing
Breakfast and Non-
Breakfast Dayparts
DAYPART
Drive Existing
Customer
Frequency with
“Bo-Size” Service
SERVICE
Continue Serving
Great Food
FOOD
System-wide Comparable Restaurant Sales Growth
1.6%
4.0%
4.4%
2.2%
2.7%
1.6%
5.5%
10.0%
7.6%
7.1%
3.9%
1.8%
3.2%
2.2%
2.9%
1.7%
4.2%
5.3%
7.0%
7.9%
4.4%
4.1%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Note: Please see our quarterly report on Form 10-Q for the quarter ended September 27, 2015 for more information on comparable restaurant sales growth.

Delivering “Bo-Size” Service

Speak
to Me
Act Like
You
Care
Hurry
Get it
Right
Bring Me
Back
Deliver a Star Service experience and environment that
“compliments” the quality of our food and models our culture
Enhance customer engagement while improving execution
Leverage Customer Experience Measurement system
Provides real-time feedback on the customer service
experience
Driving Customer Frequency with “Bo-Size” Service

Growing Across Breakfast and Non-Breakfast Dayparts

Strategies to Continue
Growing Across Dayparts
Historical Successes
Limited Time Offers
Savory Pulled Pork BBQ, Grilled Pork
Chop and Smoked Sausage Biscuits
Labor and Service Optimization
Customer Experience
Measurement System
Targeted Media Spend
Advertising cooperatives and
select sponsorships
enhancements
Big Bo Box, Supremes and
Homestyle
Tenders
Big Bo Box
Marketing Campaign
Product
and
Packaging
Enhancements

Financials

$300
$349
$375
$430
$313
$359
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
$18
$20
$22
$24
$17
$20
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
Strong Historical Growth
29
Total Company Revenues
Franchise Royalty and Other Franchise Revenues
System-wide Comparable Restaurant Sales Growth
Note: 2012 was a 53-week year. Dollars in millions.
Note:
Please see our quarterly report on Form 10-Q for the quarter ended September 27, 2015 for more information on comparable restaurant sales growth.
’11-’14
CAGR
12.8%
System-wide Restaurants
’11-’14
CAGR
7.0%
’11-’14
CAGR
9.6%
3.0%
7.0%
2.5%
4.6%
3.8%
5.4%
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
YOY
Growth
YOY
Growth
7.5%
YOY
Growth
11.9%
14.8%
196
211
225
254
248
274
312
327
352
368
363
383
508
538
577
622
611
657
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
Company Owned
Franchised

YOY
Growth
’11-’14
CAGR
YOY
Growth
’11-’14
CAGR
32.8%
33.2%
33.5%
32.7%
32.7%
32.5%
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
Track Record of Driving Profitability
30
Note: 2012 was a 53-week year. Dollars in millions.
(1)
Includes approximately 40 bps and 50 bps related to a one-time gain from the termination of a vendor contract during fiscal 2014 and YTD 3Q14, respectively.
(2)
See Appendix for reconciliation.
14.9%
17.9%
Labor Costs as % of Company Restaurant Revenues
Food & Supplies Costs as % of Company Restaurant Revenues
Restaurant Contribution
(2)
Adjusted EBITDA
(2)
30.0%
29.2%
28.1%
27.7%
28.0%
27.7%
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
19.4%
20.5%
Restaurant Contribution
18.0%
$44
$55
$60
$73
$51
$61
15.7%
16.8%
17.1%
17.9%
17.2%
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
% Margin
$45
$55
$60
$69
$49
$58
15.1%
15.7%
16.1%
16.0%
15.5%
16.1%
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
Adjusted EBITDA
% Margin
(1)
(1)

Strong Free Cash Flow and Capitalization

Note: 2012 was a 53-week year. Dollars in millions.
(1)
Defined as Adjusted EBITDA less cash capex.
(2)
Defined as free cash flow divided by Adjusted EBITDA.
Free Cash Flow
Current Capitalization
$39
$47
$51
$61
$44
$49
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
Adjusted EBITDA
$45
$55
$60
$69
$49
$58
Less: Cash Capex
(6)
(7)
(9)
(7)
(5)
(9)
Free Cash Flow
(1)
$39
$47
$51
$61
$44
$49
% Conversion
(2)
86%
87%
84%
89%
90%
85%
As of September 27, 2015
Cash and Cash Equivalents
$15.1
Debt:
Revolving Credit Facility
-
Term Loans
$209.2
Capital Lease Obligations
$27.1
Total Debt
$236.3
Total Net Debt/LTM Adj. EBITDA
2.8x

Q3 2015 Highlights

Opened 18 restaurants system-wide
(7 company / 11 franchised)
Comparable restaurant sales growth:
System-wide: 4.1%
Company: 4.1%
Franchised: 4.1%
Total revenues increased 12.7% to $124.3 million from $110.3 million in prior year
Pro Forma Net Income increased 49.2% to $8.5 million from
$5.7 million in prior year
Pro Forma Diluted Net Income per Share increased 53.3% to
$0.23 compared to $0.15 in prior year
Adjusted EBITDA increased 20.0% to $20.5 million from $17.1
million in prior year

Historical Performance Supports Long-Term Plan

New Store Growth: 7 –
8%
Comp Growth: Low-To-Mid Single Digits
Total Revenue Growth: ~10%
Operating
Income
Growth:
~10
–
12%
Earnings Growth: Mid-Teens
Our Growth Targets
Historical Track Record
2011 –
2014 CAGR
These goals are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the prospectus and subsequent quarterly reports on Form 10-Q. Nothing in this presentation should be regarded as representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

It’s Bo Time!

Iconic Brand with Loyal, Cult-Like
Following
High-Quality, Craveable
Food
Diversified Daypart
Mix –
Breakfast Leader
Unique Value Proposition
Highly Productive Restaurant Base with
Strong Unit Economics
Compelling Hybrid System that Provides
Capital Efficient Growth
Strong Management Team Driving Culture
Based on People
Multiple Attractive Growth Opportunities

Appendix

Restaurant Contribution Reconciliation

$ in millions
Note:
Restaurant contribution is defined as company restaurant revenues less company food and supplies costs, restaurant labor costs and operating costs.
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
Company Restaurant Revenues
$281.9
$328.4
$353.6
$406.8
$295.6
$339.9
Food and Supplies Costs
(92.6)
(109.0)
(118.6)
(133.2)
(96.6)
(110.5)
Restaurant Labor Costs
(84.5)
(95.7)
(99.4)
(112.5)
(82.6)
(94.1)
Operating Costs
(60.5)
(68.5)
(75.2)
(88.5)
(65.6)
(74.1)
Restaurant Contribution
$44.3
$55.2
$60.5
$72.6
$50.8
$61.2

Adjusted EBITDA Reconciliation

$ in millions
(1)
(2)
(3)
(4)
(5)
(6)
(7)
(8)
(9)
(10)
(11)
(12)
Represents the elimination of a gain from the termination of a contract with a beverage vendor in fiscal 2014.
Includes amortization of deferred debt issuance costs.
Includes deferred rent, which represents the extent to which our rent expense has been above or below our cash rent payments, amortization of favorable (unfavorable) leases and closed store reserves for rent net of cash payments.
Includes non-cash, stock-based compensation, as well as employer payroll taxes associated with stock option exercises related to stock options that were outstanding prior to our initial public offering.
Includes expenses directly associated with the opening of company-operated restaurants and incurred prior to the opening of a company-operated restaurant.
Includes (i) reimbursement of expenses to our sponsor prior to our initial public offering (approximately $74 thousand in 2012, $27 thousand in 2013, $61 thousand in 2014, $33 thousand for YTD 3Q14 and $13 thousand for YTD 3Q15), (ii) compensation and expense reimbursement to members of our board prior to our initial public offering and (iii) certain non-recurring executive search firm fees incurred on behalf of our board.
Includes certain professional fees and transaction costs related to financing transactions, acquisitions and initial public offering expenses, third-party consultants for one-time projects and certain executive relocation costs.
Represents a payment liability pursuant to an employment agreement.
Includes legal and other expenses incurred in connection with the transition to our new distributor.
Includes loss (gain) on disposal of property and equipment, impairment and cash proceeds on disposals from disposition of property and equipment.
Our term loan was refinanced in October 2012 resulting in a loss on debt extinguishment of approximately $10.8 million, including an approximately $1.7 million loss on the early termination of the corresponding interest rate swap agreement.
Includes the cost of the purchase of equipment for franchisees in connection with a one-time initiative which was completed in fiscal 2013.
2011
2012
2013
2014
YTD 3Q14
YTD 3Q15
Net Income
$4.6
$7.7
$24.3
$26.1
$18.2
$18.7
Income Taxes
3.3
3.9
9.9
15.6
11.0
11.4
Interest Expense, Net
10.4
15.2
8.4
9.1
6.8
6.4
Depreciation and Amortization
(1)
14.1
12.0
11.9
12.8
9.4
11.1
EBITDA
$32.4
$38.8
$54.5
$63.6
$45.4
$47.6
Non-Cash Rent
(2)
1.1
1.4
1.3
1.5
1.1
1.2
Stock-Based Compensation
(3)
-
1.6
0.8
1.4
1.1
1.7
Preopening Expenses
(4)
0.4
0.6
1.1
1.4
1.0
1.1
Sponsor and Board Member Fees and Other Expenses
(5)
0.6
0.7
1.1
1.1
0.8
0.2
Certain Professional, Transaction and Other Costs
(6)
8.5
0.2
0.2
0.8
0.6
5.0
Employee Contract Expense
(7)
-
-
-
-
-
0.5
Distributor Transition Costs
(8)
-
-
-
-
-
0.2
Impairment and Disposition
(9)
(0.2)
0.5
0.9
0.6
-
0.5
Loss on Debt Extinguishment
(
10)
2.6
10.8
-
-
-
-
One-Time Franchise Expenses
(11)
-
-
0.5
-
-
-
Gain From Termination of a Vendor Contract
(12)
-
-
-
(1.5)
(1.5)
-
Adjusted EBITDA
$45.4
$54.6
$60.5
$68.9
$48.5
$58.0

Additional Reconciliations
$ in millions

(a)
(b)
(c)
(d)
(e)
(f)
(g)
Represents a payment liability pursuant to an employment agreement.
Includes legal and other expenses incurred in connection with the transition to our new distributor.
Represents elimination of a gain from the termination of a contract with a beverage vendor.
As a result of the recently enacted reduction to the North Carolina corporate income tax rate, we adjusted our deferred income taxes by applying the lower rate, which resulted in a corresponding decrease to income tax expense.
Includes certain professional fees and transaction costs related to financing transactions, acquisitions and initial public offering expenses and third-party consultants for one-time projects.
Reflects an estimate of recurring incremental legal, accounting, insurance and other operating and compliance costs we expect to incur as a public company in addition to actual amounts incurred. By its nature, this adjustment involves risks and uncertainties, and the actual costs incurred could be different than this adjustment.
Includes non-cash, stock-based compensation related to the vesting of certain performance based stock option awards, as well as employer payroll taxes associated with stock option exercises related to stock options that were outstanding prior to our initial public offering.
9/28/2014
9/27/2015
9/28/2014
9/27/2015
Net Income
$7.0
$8.9
Diluted Net Income per Share
$0.19
$0.24
Certain Professional and Transaction Costs (a)
-
0.2
Certain Professional and Transaction Costs (a)
-
-
Incremental Public Company Costs (b)
(0.6)
(0.1)
Incremental Public Company Costs (b)
(0.02)
-
Stock-based Compensation (c)
-
-
Stock-based Compensation (c)
-
-
Employee Contract Expense (d)
-
0.5
Employee Contract Expense (d)
-
0.01
Distributor Transition Costs (e)
-
0.2
Distributor Transition Costs (e)
-
0.01
Gain From Termination of a Vendor Contract (f)
(1.5)
-
Gain From Termination of a Vendor Contract (f)
(0.04)
-
State Income Tax Rate Change (g)
-
(0.9)
State Income Tax Rate Change (g)
-
(0.02)
Tax Impact of Adjustments
0.8
(0.3)
Tax Impact of Adjustments
0.02
(0.01)
Total Adjustments
(1.3)
(0.4)
Total Adjustments
(0.04)
(0.01)
Pro Forma Net Income
$5.7
$8.5
Pro Forma Diluted Net Income per Share
$0.15
$0.23
Reconciliation of Diluted Net Income Per Share
to Pro Forma Diluted Net Income Per Share
Thirteen Weeks Ended
Thirteen Weeks Ended
Reconciliation of Net Income to Pro Forma Net
Income